Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED ESCROW AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED ESCROW AGREEMENT (this “Amendment”) is entered into as of this 26th day of August, 2013 by and among COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC., a Maryland corporation (the “Company”), COLE CAPITAL CORPORATION, an Arizona corporation (the “Dealer Manager”) and UMB BANK, N.A. (the “Escrow Agent”).

RECITALS

WHEREAS, the Company, the Dealer Manager and the Escrow Agent entered into that certain Amended and Restated Escrow Agreement dated as of November 21, 2011 (the “Escrow Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Escrow Agreement.

WHEREAS, the parties desire to make certain amendments to the Escrow Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment of Pennsylvania Required Capital Amount. The Pennsylvania Required Capital amount, as defined in the Escrow Agreement, shall hereby be amended to be $133,333,333.

2. Amendment of Exhibit A. The third sentence of Exhibit A to the Escrow Agreement (Form of Notice to Pennsylvania Subscribers) is hereby deleted in its entirety and replaced with the following sentence:

“The guidelines of the Pennsylvania Securities Commission do not permit the Company to accept subscriptions from Pennsylvania residents until an aggregate of $133,333,333 of gross offering proceeds have been received by the Company.”

3. Full Force and Effect. Except as amended hereby, the terms, provisions, conditions, covenants and agreements set forth in the Escrow Agreement, which are incorporated herein by this reference, are hereby affirmed and shall remain in full force and effect and shall be binding upon the parties hereto.

4. Counterparts. This Amendment may be executed in any number of counterparts each of which shall be deemed an original of this Amendment binding on the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

COLE REAL ESTATE INCOME STRATEGY
(DAILY NAV), INC.

By:	/s/ Christopher H. Cole
Christopher H. Cole
President and Chief Executive Officer

COLE CAPITAL CORPORATION

By:	/s/ Jeffrey C. Holland
Jeffrey C. Holland
President

UMB BANK, N.A., as Escrow Agent

By:	/s/ Lara L. Stevens
Name: Lara L. Stevens
Title: Vice President